UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2025 (January 31, 2025)
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

90 Park Avenue, 9th Floor
New York,	New York	10016
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	OUT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2025, the Board of Directors (the “Board”) of OUTFRONT Media Inc. (the “Company”) appointed Nicolas Brien to serve as Interim Chief Executive Officer (“Interim CEO”) of the Company, effective as of February 10, 2025 (the “Effective Date”).

Mr. Brien, age 63, has served on the Board since October 2014, and has held senior leadership roles at some of the most influential global organizations in the advertising, media, advertising technology and digital marketing industries, where he was responsible for leading the organizations through periods of rapid expansion and change. Mr. Brien served as Chief Executive Officer of Enthusiast Gaming Holdings Inc., a gaming media and entertainment company, from March 2023 to January 2024. Previously, he served as Chief Executive Officer of Amobee, Inc., an advertising technology company, from July 2021 to October 2022. He served as Chief Executive Officer, the Americas and U.S., of Dentsu Aegis Network Ltd., one of the world’s largest advertising, media and digital marketing agencies, from August 2017 to December 2019, and as a consultant to Dentsu Aegis Network Ltd. from January 2020 to March 2020. He also served as the Chief Executive Officer of iCrossing, a subsidiary of Hearst Corporation, and as President of Hearst Magazines Marketing Services, a division of Hearst Corporation, from March 2015 to July 2017. Prior to that, he served as Chairman and Chief Executive Officer of McCann Worldgroup from April 2010 through November 2012, and as Chief Executive Officer of IPG Mediabrands from 2008 to 2010. Mr. Brien also served as Chief Executive Officer of Universal McCann from 2005 to 2008.

There is no arrangement or understanding with any person pursuant to which Mr. Brien was appointed as Interim CEO of the Company. In addition, there are no family relationships between Mr. Brien and any director or executive officer of the Company, and there are no transactions between Mr. Brien and the Company requiring disclosure under Item 404 of Regulation S-K.

In connection with Mr. Brien’s appointment, the Company entered into a letter agreement with him, dated as of January 31, 2025 (the “Letter Agreement”), which provides for his employment as the Company’s Interim CEO from the Effective Date until the first to occur of the appointment of another individual as Chief Executive Officer of the Company, Mr. Brien’s voluntary resignation (upon thirty (30) days’ written notice), Mr. Brien’s “termination for cause” (as defined in the Letter Agreement), or due to Mr. Brien’s death or disability. Mr. Brien will receive a monthly base salary of $66,667 and will be eligible to receive an annual cash bonus solely for 2025 (the “2025 Cash Bonus”) with an annual bonus target opportunity equal to 100% of his earned base salary. In addition, Mr. Brien will be granted a one-time award of restricted share units (“RSUs”) under the OUTFRONT Media Inc. Amended and Restated Omnibus Stock Incentive Plan (the “Plan”) with a grant date fair value equal to $1,333,333 that will vest on the one-year anniversary of the grant date (the “One-Time Award”). The terms and conditions of any long-term incentive equity compensation awarded to Mr. Brien are set forth in the Plan and the related equity award terms and conditions. In addition, Mr. Brien will be entitled to participate in arrangements for benefits, business expenses and perquisites generally available to our other senior executives of the Company.

In the event Mr. Brien’s employment is terminated due to the appointment of a new Chief Executive Officer or his death or disability, Mr. Brien will remain eligible to receive the 2025 Cash Bonus and the One-Time Award will remain outstanding and continue to vest based on his service as a member of the Board, provided that if he is no longer serving as a member of the Board at such time or ceases to serve as a member of the Board after such time but before the one-year anniversary of the grant date of the One-Time Award, the One-Time Award will vest pro-rata, based on the number of days elapsed from the grant date through and including the date his role as Interim CEO or as a member of the Board terminates (whichever is later).

The Letter Agreement also contains a covenant that restricts Mr. Brien from solicitating employees during his employment and for one year following the termination of his employment.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

As previously disclosed on December 17, 2024, Jeremy J. Male, will retire from his positions as the Company’s Chief Executive Officer and Chairman and as a member of the Board on the Effective Date and will thereafter serve as an advisor to the Board until March 31, 2025.

Michael J. Dominguez, a current member of the Board, has been appointed to serve as Chairman of the Board to replace Mr. Male, effective as of the Effective Date. Mr. Brien stepped down as a member of the Compensation Committee of the Board, effective January 31, 2025, in connection with his appointment as Interim CEO.

Item 7.01	Regulation FD Disclosure.
A copy of the press release announcing the appointment of Mr. Brien as Interim CEO is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
    (d) Exhibits. The following exhibits are filed or furnished, as applicable, herewith:

Exhibit Number	Description

10.1	Letter Agreement between OUTFRONT Media Inc. and Nicolas Brien, dated as of January 31, 2025.

99.1	Press release dated February 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement between OUTFRONT Media Inc. and Nicolas Brien, dated as of January 31, 2025.

99.1	Press release dated February 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: February 4, 2025